UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 5, 2015

SKULLCANDY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)
(435) 940-1545
(Registrant’s telephone number, including area code):
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2015, Skullcandy, Inc. appointed Jason Hodell to the position of Chief Operating Officer and Chief Financial Officer. Mr. Hodell previously served as Skullcandy’s Chief Financial Officer and Head of Business Operations since 2013. Upon the commencement of his appointment, Mr. Hodell will receive a one-time equity grant valued at approximately $400,000, comprised of Restricted Stock Units ("RSUs"). The RSUs will vest in equal installments of 25% on each anniversary of the date of appointment over a four year period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 5, 2015

SKULLCANDY, INC.

By:	/s/ Patrick Grosso
Patrick Grosso
Vice President, Strategic Initiatives and Corporate Affairs, Chief Legal Officer and Corporate Secretary